UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2026

ZENAS BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42270	93-2749244
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

852 Winter Street, Suite 250 Waltham, MA	02451
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (857) 271-2954

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ZBIO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

Zenas BioPharma, Inc. (the “Company”) reports that it had a preliminary unaudited amount of cash, cash equivalents, and investments of approximately $360.5 million as of December 31, 2025, which it expects will fund its operating expenses and capital expenditure requirements through the end of 2026. This amount is preliminary and unaudited and is subject to completion of the Company’s financial closing procedures. As a result, this amount may differ materially from the amount that will be reflected in the Company’s consolidated financial statements for the year ended December 31, 2025.

The preliminary unaudited financial data included in this Current Report on Form 8-K has been prepared by, and is the responsibility of, the Company’s management. Ernst & Young, LLP, the Company’s auditor, has not audited, reviewed, examined, compiled, nor applied agreed-upon procedures with respect to the preliminary financial data. Accordingly, Ernst & Young, LLP does not express an opinion or any other form of assurance with respect thereto.

Item 7.01. Regulation FD Disclosure

On January 5, 2026, the Company issued a press release announcing positive results from its registration-directed Phase 3 trial (the “INDIGO trial”) of obexelimab in immunoglobulin G4-related disease (“IgG4-RD”).

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The information contained in Items 2.02 and 7.01 of this Current Report on Form 8-K and the exhibit furnished under Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act, regardless of any general incorporation language in such filing.

Item 8.01. Other Events

On January 5, 2026, the Company announced positive results from the INDIGO trial. The INDIGO trial enrolled a total of 194 patients, randomized to obexelimab (n=97) and placebo (n=97). Obexelimab met the primary endpoint, demonstrating a highly statistically significant 56% reduction in the risk of IgG4-RD flare that requires initiation of a rescue therapy compared to placebo (Hazard Ratio 0.443, p=0.0005) during the 52-week randomized placebo-controlled period. Obexelimab also met and demonstrated highly statistically significant activity compared to placebo on all four key secondary endpoints, which were time to first investigator-determined IgG4-RD flare requiring initiation of rescue therapy (p=0.0001), the number of flares requiring initiation of rescue therapy (p=0.0008), the proportion of patients achieving complete remission (p=0.0049) and the cumulative use of IgG4-RD rescue therapy (p=0.0042).

Obexelimab was well tolerated with a safety profile consistent with that observed in previously completed clinical trials. When compared to the placebo arm, incidences of serious adverse events were lower in the obexelimab arm (obexelimab 10% vs. placebo 19%). Additionally, overall rates of infections, including Grade 3, were lower in the obexelimab arm compared to placebo (Grade 3 infections, obexelimab 2% vs. placebo 4%), as well as related upper respiratory tract infections (obexelimab 5% vs. placebo 7%). Lower rates of urinary tract infections and rates of COVID-19 were observed with obexelimab compared to placebo. Percentage of doses with injection site reactions were similar across both study arms (obexelimab 3.5% vs. placebo 2.3%). Three malignancies were identified (all deemed unrelated): one renal cell carcinoma determined to be pre-existing before enrollment; one prostate cancer, for which there is no known increased risk with immunosuppression; and one squamous cell carcinoma.

Following the positive Phase 3 INDIGO results, the Company anticipates submitting a Biologics License Application (“BLA”) to the U.S. Food and Drug Administration (“FDA”) for obexelimab in IgG4-RD in the second quarter of 2026. The Company also intends to submit a Marketing Authorization Application (“MAA”) to the European Medicines Agency (“EMA”) in the second half of 2026. The Company’s partner Bristol Myers Squibb Company holds exclusive development and commercialization rights for obexelimab in Japan, South Korea, Taiwan, Hong Kong, Singapore, and Australia.

As previously disclosed, on September 2, 2025, the Company entered into a Revenue Participation Right Purchase and Sale Agreement (the “Royalty Purchase Agreement”) with Royalty Pharma Investments 2019 ICAV (“RPI”), pursuant to which RPI purchased rights to certain revenue streams from worldwide net sales of obexelimab in exchange for up to $300 million in consideration consisting of (a) $75 million, which was paid on September 2, 2025, (b) $75 million, which was potentially payable following the achievement of certain specified criteria with respect to the INDIGO Trial of obexelimab for the treatment of patients with IgG4-RD on or before a specified date (the “INDIGO Data Milestone”), (c) $75 million, which is payable following receipt of marketing approval for obexelimab from the FDA for the treatment of IgG4-RD on or before a specified date and (d) $75 million, which is payable following receipt of marketing approval for obexelimab from the FDA for the treatment of systemic lupus erythematosus (“SLE”) on or before a specified date. While the Company is not currently eligible for the milestone payment under the INDIGO Data Milestone, the Company and RPI are in active discussions about the milestone. There is no assurance the Company will receive any future milestones payments under the Royalty Purchase Agreement.

The Company also expects to report the obexelimab 24-week Phase 2 MoonStone trial results in Relapsing Multiple Sclerosis later in the first quarter of 2026 and topline results, including a biomarker analysis, of the obexelimab Phase 2 SunStone trial (the “SunStone trial”) in SLE in the fourth quarter of 2026. In addition, orelabrutinib, a potentially best-in-class, highly selective central nervous system (CNS)-penetrant, oral, small molecule Bruton’s Tyrosine Kinase inhibitor, is being studied in a global Phase 3 clinical trial in patients with Primary Progressive Multiple Sclerosis. A global Phase 3 trial of orelabrutinib in patients with non-active Secondary Progressive Multiple Sclerosis (naSPMS) is expected to be initiated in the first quarter of 2026. Subject to Investigational New Drug (“IND”) clearance, the Company expects to initiate Phase 1 clinical development for ZB021, a potentially best-in-class oral IL-17AA/AF inhibitor in 2026. Pending Phase 1 data, the Company expects to advance development of ZB021 for rheumatic and/or dermatologic diseases. In addition, subject to IND clearance, the Company expects to initiate Phase 1 clinical development for ZB022, a potentially best-in-class brain penetrant TYK2 inhibitor in 2026. Pending Phase 1 data, the Company expects to advance development of ZB022 for neurologic diseases.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” which involve risks, uncertainties and contingencies, many of which are beyond the control of the Company, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements other than statements of historical facts contained in this Current Report on Form 8-K are forward-looking statements. In some cases, forward-looking statements can be identified by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements include, but are not limited to, statements concerning the Company’s estimated cash and cash runway guidance; the Company’s milestones, expectations and intentions, the timing of the initiation of, results and data from clinical trials, including the timing of reporting the topline results from the SunStone trial, the timing of reporting the 24-week results from the MoonStone trial, and the timing of initiation of the Phase 3 clinical trial of orelabrutinib in patients with naSPMS; the timing of regulatory submissions, including timing of our submission of a BLA to FDA for obexelimab in IgG4-RD, and our plans to submit a marketing application to the EMA for obexelimab in IgG4-RD and subject to IND clearance, the initiation of Phase 1 clinical studies and indications selections of ZB021 and ZB022; and discussions related to the INDIGO Data Milestone under the Royalty Purchase Agreement. The forward-looking statements in this Current Report on Form 8-K speak only as of the date of this Current Report on Form 8-K and are subject to a number of known and unknown risks, uncertainties and assumptions that could cause the Company’s actual results to differ materially from those anticipated in the forward-looking statements, including, but not limited to: the Company’s limited operating history, incurrence of substantial losses since the Company’s inception and anticipation of incurring substantial and increasing losses for the foreseeable future; the Company’s need for substantial additional financing to achieve the Company’s goals; the uncertainty of clinical development, which is lengthy and expensive, and characterized by uncertain outcomes, and risks related to additional costs or delays in completing, or failing to complete, the development and commercialization of the Company’s current product candidates or any future product candidates; delays or difficulties in the enrollment and dosing of patients in clinical trials; the impact of any significant adverse events or undesirable side effects caused by the Company’s product candidates; potential competition, including from large and specialty pharmaceutical and biotechnology companies, many of which already have approved therapies in the Company’s current indications; the Company’s ability to realize the benefits of the Company’s current or future collaborations or licensing arrangements and ability to successfully consummate future partnerships; the Company’s ability to obtain regulatory approval to commercialize any product candidate in the United States or any other jurisdiction, the risk that the data from our clinical trials is not sufficient to the satisfaction of the FDA or comparable foreign regulatory authorities to support the submission of a biologics license application or other comparable submission or to obtain regulatory approval for our product candidates for which we seek approval in the U.S. or elsewhere, and the risk that any such approval may be for a more narrow indication than the Company seeks; the Company’s dependence on the services of the Company’s senior management and other clinical and scientific personnel, and the Company’s ability to retain these individuals or recruit additional management or clinical and scientific personnel; the Company’s ability to grow the Company’s organization, and manage the Company’s growth and expansion of the Company’s operations; risks related to the manufacturing of the Company’s product candidates, which is complex, and the risk that the Company’s third-party manufacturers may encounter difficulties in production; the Company’s ability to obtain and maintain sufficient intellectual property protection for the Company’s product candidates or any future product candidates the Company may develop; the Company’s reliance on third parties to conduct the Company’s preclinical studies and clinical trials; the Company’s compliance with the Company’s obligations under the licenses granted to the Company by others, for the rights to develop and commercialize the Company’s product candidates; significant political, trade, regulatory developments, including changes in relations between the U.S. and China; risks related to the operations of the Company’s suppliers, many of which are located outside of the United States, including the Company’s current sole contract manufacturing organization for obexelimab drug substance and drug product, WuXi Biologics (Hong Kong) Limited, and our partner, InnoCare, both of which are located in China; and other risks and uncertainties described in the section “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, as well as other information we file with the Securities and Exchange Commission. The forward-looking statements in this Current Report on Form 8-K are inherently uncertain, speak only as of the date of this Current Report on Form 8-K and may prove incorrect. These statements are based upon information available to the Company as of the date of this Current Report on Form 8-K and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond the Company’s control, these forward-looking statements should not be relied upon as guarantees of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur and actual future results, levels of activity, performance and events and circumstances could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in an evolving environment. New risks and uncertainties may emerge from time to time, and management cannot predict all risks and uncertainties. Except as required by applicable law, the Company does not undertake to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated January 5, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENAS BIOPHARMA, Inc.

By:	/s/ Jennifer Fox
Name:	Jennifer Fox
Title:	Chief Business Officer and Chief Financial Officer

Date: January 5, 2026